                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549




                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (date of earliest event reported): May 12, 1998

                      AMERICAN RESIDENTIAL SERVICES, INC.
             (Exact name of registrant as specified in its charter)



DELAWARE                               1-11849               76-0484996
(State or other jurisdiction of      (Commission          (I.R.S. Employer
incorporation)                       File Number)        Identification No.)



                                 POST OAK TOWER
                           5051 WESTHEIMER, SUITE 725
                           HOUSTON, TEXAS 77056-5604
             (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (713) 599-0100

ITEM 2.       ACQUISITION OR DISPOSITION OF ASSETS.

              On May 12, 1998, American Residential Services, Inc., a Delaware corporation (the "Company"), acquired Freestate Electrical Service Company, Inc., a Maryland corporation ("Freestate Service"), and Freestate Electrical Construction Company, a Maryland corporation ("Freestate Construction", and collectively with Freestate Service, "Freestate"), through mergers of such entities with and into wholly owned subsidiaries of the Company, with such wholly owned subsidiaries of the Company being the surviving corporations of those mergers (the "Acquisitions"). The Company completed the acquisition of Freestate Service pursuant to an Agreement and Plan of Reorganization dated May 12, 1998, among the Company, Freestate Electrical Acquisition, Inc., a Maryland corporation and a wholly owned subsidiary of the Company, Freestate Service and Michael F. Dugan, the sole stockholder of Freestate Service. The Company completed the acquisition of Freestate Construction pursuant to an Agreement and Plan of Reorganization dated May 12, 1998, among the Company, Freestate Acquisition, Inc., a Maryland corporation and a wholly owned subsidiary of the Company, Freestate Construction and Michael F. Dugan, a stockholder of Freestate Construction. As consideration for Freestate Construction, the Company issued an aggregate of 496,470 shares of its common stock to the stockholders of Freestate Construction, and as consideration for Freestate Service, the Company paid $5,185,000 in cash to the sole stockholder of Freestate Service. The parties determined the consideration for the Acquisitions through arms-length negotiations.

              Freestate provides installation, maintenance, repair and replacement of electrical systems in commercial facilities. Freestate is headquartered in Beltsville, Maryland and serves the Baltimore, Maryland, Washington, D.C., and northern Virginia areas. The Company intends to utilize the acquired operations in the manner previously operated.

              A copy of the Company's May 13, 1998 press release that relates to the Acquisitions, among other things, is attached as Exhibit 99 hereto and incorporated herein by reference.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

       (a)    FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

              Provision of the financial statements for Freestate Service and Freestate Construction which this item requires is currently impracticable. The Company will file those financial statements in an amendment to this Current Report as soon as practicable, but not later than 60 days after the required filing date hereof.

       (b)    PRO FORMA FINANCIAL INFORMATION.

              Provision of pro forma financial information for the Company which this item requires is currently impracticable. The Company will file that information in the amendment referred to in paragraph (a) of this item.

       (c)    EXHIBITS

       2.1 Agreement and Plan of Reorganization dated as of May 12, 1998 by and among American Residential Services, Inc., Freestate Electrical Acquisition, Inc., Freestate Electrical Service Company, Inc. and the Stockholder named therein.

       2.2 Agreement and Plan of Reorganization dated as of May 12, 1998 by and among American Residential Services, Inc., Freestate Acquisition, Inc., Freestate Electrical Construction Company and the Stockholder named therein.

       2.3    Standard Provisions for Business Combinations.

       99     Press release issued May 13, 1998.

                                   SIGNATURES



              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                   AMERICAN RESIDENTIAL SERVICES, INC.



                                   By:   /s/ HARRY O. NICODEMUS, IV
                                      -----------------------------------------
                                        Harry O. Nicodemus, IV
                                        Senior Vice President, Chief Financial
                                           Officer and Chief Accounting Officer



Date:  May 27, 1998

                               INDEX TO EXHIBITS

     EXHIBIT
     NUMBER   DESCRIPTION
     -------  -----------
       2.1    Agreement and Plan of Reorganization dated as of May 12, 1998 by and among American Residential Services, Inc., Freestate
              Electrical Acquisition, Inc., Freestate Electrical Service
              Company, Inc. and the Stockholder named therein.

       2.2 Agreement and Plan of Reorganization dated as of May 12, 1998 by and among American Residential Services, Inc., Freestate
              Acquisition, Inc., Freestate Electrical Construction Company and the Stockholder named therein.

       2.3    Standard Provisions for Business Combinations.

       99     Press release issued May 13, 1998.